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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 2004



                                 SCANSOFT, INC.
             (Exact Name of Registrant as Specified in Its Charter)



             DELAWARE                   000-27038               94-3156479
   (State or Other Jurisdiction        (Commission            (IRS Employer
          of Incorporation)             File Number)        Identification No.)



                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
                          ----------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (978) 977-2000
                          ----------------------------
              (Registrant's Telephone Number, Including Area Code)


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Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

     99.1  Press Release dated August 9, 2004 by ScanSoft, Inc.


Item 12. Results of Operations and Financial Condition.

     On August 9, 2004, ScanSoft, Inc. announced its financial results for the fiscal quarter ended June 30, 2004. The press release and the reconciliation contained therein, which have been attached as Exhibit 99.1 and incorporated herein, disclose certain financial measures that may be considered non-GAAP financial measures because they exclude amortization of acquisition-related intangible assets, restructuring charges and non-cash stock compensation. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States. These non-GAAP financial measures are provided to enhance the user's overall understanding of ScanSoft's current financial performance and ScanSoft's prospects for the future. Management believes that these non-GAAP financial measures present a useful measure of ScanSoft's operating performance because they exclude identified non-cash and restructuring charges. Management uses these measures for evaluating historical performance and for forecasting and planning for future periods. These measures, however, should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in ScanSoft's press release have been reconciled to the nearest GAAP measure.

     The information in this Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      SCANSOFT, INC.

                                                      By: /s/ David A. Gerth
                                                         -----------------------
                                                      David A. Gerth
                                                      Chief Financial Officer

                                                      Date:  August 9, 2004


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                                  EXHIBIT INDEX
                                  -------------


     Exhibit
     Number        Description
     ------        -----------

      99.1         Press Release dated August 9, 2004.